Exhibit 99.1

 The Bancorp, Inc. Reports Second Quarter 2016 Financial Results

Wilmington, DE – July 28, 2016 – The Bancorp, Inc. ("The Bancorp") (NASDAQ: TBBK), a financial holding company, today reported financial results for second quarter 2016.

Highlights

•	Net interest income increased 23% to $20.9 million for the quarter ended June 30, 2016 compared to $17.0 million for the quarter ended June 30, 2015.

•	Net interest margin increased to 2.73% for the quarter ended June 30, 2016 compared to 2.23% for the quarter ended June 30, 2015.

•	Loans and continuing operations loans held for sale increased 30% to $1.62 billion at June 30, 2016 compared to $1.25 billion at June 30, 2015.

•	Small Business Administration ("SBA") loans increased 40% to $334.2 million from $239.2 million at June 30, 2015.

•	Security backed lines of credit ("SBLOC") increased 18% to $607.0 million from $512.3 million at June 30, 2015.

•	Direct lease financing increased 42% to $315.6 million from $222.2 million at June 30, 2015.

•	Prepaid card fee income increased 21% to $13.5 million for the quarter ended June 30, 2016 from $11.1 million for the quarter ended June 30, 2015.

•	Gross dollar volume ("GDV") (1) increased 14% to $11.4 billion for Q2 2016 from $10.0 billion for Q2 2015.

•	Assets held for sale from discontinued operations decreased 17% from December 31, 2015 and 25% from June 30, 2015.

•	The rate payable by us for average deposits and interest bearing liabilities of $3.77 billion in Q2 2016 was 0.32% with a rate of 0.11% for $1.87 billion of average prepaid card deposits.

•	Book value per common share at June 30, 2016 of $7.67 per share. The Bancorp and its subsidiary, The Bancorp Bank, remain well capitalized.

The Bancorp reported a net loss of $31.4 million, or $0.83 loss per diluted share, for the quarter ended June 30, 2016 compared to net income of $174,000, or $0.00 net income per share, for the quarter ended June 30, 2015.  Net loss from continuing operations for the quarter ended June 30, 2016 was $17.8 million or a loss of $0.47 per diluted share compared to net loss from continuing operations of $2.5 million or a loss of $0.07 per diluted share for the quarter ended June 30, 2015.  Loss from continuing operations does not include any income which may result from the reinvestment of the proceeds from sales of the remaining $471.1 million of commercial and residential loans in The Bancorp's discontinued operations.  Tier one capital to assets, tier one capital to risk-weighted assets, total capital to risk-weighted assets and common equity-tier 1 ratios were 6.78%, 12.72%, 12.97% and 12.72% compared to well capitalized minimums of 5%, 8%, 10% and 6.5%.

Damian Kozlowski, The Bancorp's Chief Executive Officer, said, "Upon joining Bancorp, I immediately began a process to create a new business plan that will sustain our revenue growth, lower our expenses, increase productivity and reduce earnings volatility from our portfolio.  In addition, the plan will also be squarely focused on resolving any issues with our regulators and managing the overall risk of our institution.  We hope to complete the plan by the end of the 3rd quarter and implement many parts of it by the end of 2016. Strong revenue growth continued this quarter, and our core lending businesses drove a 23% increase over prior year quarter net interest income. Our non-interest income reflected 21% growth in prepaid card fees to $13.5 million. Earnings were negatively impacted by continued high regulatory lookback expenses, as expected, and were further negatively impacted by loan charges on discontinued operations and charges relating to our retained interest in an unconsolidated entity.  Lookback expenses totaled $13.4 million for the quarter. However, the lookback is substantially complete and we expect that lookback expense will be substantially less in the third quarter. Loan charges on discontinued operations were based on quarterly loan valuations by third party loan review companies and totaled $17 million in the quarter.  Additional charges of $15 million against the investment in unconsolidated entity were also taken on the basis of third party review.  That entity, in which we have a substantial retained interest, represents the financing of a portion of the sale of certain discontinued loans to an independent investor.  Loan charges during the quarter partially reflected strategies to liquidate certain unique collateral and properties to expedite resolution as we continue to pursue sales of other discontinued loans. Credit losses in our continuing operations which we believe to be lower risk lines of business, continue to be very low."

Conference Call Webcast

You may access the LIVE webcast of The Bancorp's Quarterly Earnings Conference Call at 8:00 AM ET Friday, July 29, 2016 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 844.775.2543, access code 47292256.  You may listen to the replay of the webcast following the live call on The Bancorp's investor relations website or telephonically until Friday, August 5, 2016 by dialing 855.859.2056, access code 47292256.

About The Bancorp

With operations in the US and Europe, The Bancorp, Inc. (NASDAQ: TBBK) is dedicated to serving the unique needs of non-bank financial service companies, ranging from entrepreneurial start-ups to those on the Fortune 500. The company's chief financial institution, The Bancorp Bank (Member FDIC, Equal Housing Lender), has been repeatedly recognized in the payments industry as the Top Issuer of Prepaid Cards (US), a top merchant sponsor bank, and a top ACH originator. Specialized lending distinctions include National Preferred SBA Lender, a leading provider of securities-backed lines of credit, and one of the few bank-owned commercial leasing groups in the nation. For more information please visit www.thebancorp.com.

Forward-Looking Statements

Statements in this earnings release regarding Bancorp's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words "may," "believe," "will," "expect," "look," "anticipate," "estimate," "continue," or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see Bancorp's filings with the SEC, including the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of those filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this press release. The Bancorp does not undertake to publicly revise or update forward-looking statements in this press release to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
aviroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)
	Three months ended		Six months ended
	June 30,		June 30,
Condensed income statement	2016	2015	2016	2015
	(dollars in thousands except per share data)

Net interest income	$20,890	$17,037	$41,446	$33,551
Provision for loan and lease losses	1,060	510	1,060	1,175
Non-interest income
Service fees on deposit accounts	978	1,900	1,825	3,660
Card payment and ACH processing fees	1,457	1,496	2,724	2,749
Prepaid card fees	13,510	11,128	27,084	24,260
Gain (loss) on sale of loans	1,339	5,901	(94)	7,577
Gain on sale of investment securities	124	193	2,150	273
Change in value of investment in unconsolidated entity	(13,936)	1,056	(13,124)	2,101
Leasing income	464	656	868	1,175
Debit card income	(65)	471	(157)	931
Affinity fees	1,322	896	2,416	1,308
Other non-interest income	4,347	1,027	4,536	1,467
Total non-interest income	9,540	24,724	28,228	45,501
Non-interest expense
Bank Secrecy Act and lookback consulting expenses	13,421	9,212	27,736	14,956
Other non-interest expense	43,715	37,222	84,538	72,338
Total non-interest expense	57,136	46,434	112,274	87,294
Loss from continuing operations before income tax expense	(27,766)	(5,183)	(43,660)	(9,417)
Income tax benefit	(10,004)	(2,684)	(15,276)	(5,111)
Net loss from continuing operations	(17,762)	(2,499)	(28,384)	(4,306)
Net income (loss) from discontinued operations, net of tax	(13,598)	2,673	(13,888)	4,694
Net income (loss) available to common shareholders	$(31,360)	$174	$(42,272)	$388

Net loss per share from continuing operations - basic	$(0.47)	$(0.07)	$(0.75)	$(0.11)
Net income (loss) per share from discontinued operations - basic	$(0.36)	$0.07	$(0.37)	$0.12
Net income (loss) per share - basic	$(0.83)	$-	$(1.12)	$0.01

Net loss per share from continuing operations - diluted	$(0.47)	$(0.07)	$(0.75)	$(0.11)
Net income (loss) per share from discontinued operations - diluted	$(0.36)	$0.07	$(0.37)	$0.12
Net income (loss) per share - diluted	$(0.83)	$-	$(1.12)	$0.01
Common stock shares outstanding	37,945,323	37,858,237	37,945,323	37,858,237

(a) For loss periods the weighted averages shares - basic is used in both the basic and diluted computations.

Balance sheet	June 30,	March 31,	December 31,	June 30,
	2016	2016	2015	2015
	(dollars in thousands)
Assets:
Cash and cash equivalents
Cash and due from banks	$4,006	$8,542	$7,643	$13,269
Interest earning deposits at Federal Reserve Bank	528,094	757,773	1,147,519	936,989
Securities sold under agreements to resell	39,360	10,208	-	40,068
Total cash and cash equivalents	571,460	776,523	1,155,162	990,326

Investment securities, available-for-sale, at fair value	1,328,693	1,252,754	1,070,098	1,370,027
Investment securities, held-to-maturity	93,537	93,550	93,590	93,649
Loans held for sale, at fair value	441,593	313,595	489,938	284,501
Loans, net of deferred fees and costs	1,182,106	1,114,053	1,078,077	968,033
Allowance for loan and lease losses	(5,398)	(4,378)	(4,400)	(4,352)
Loans, net	1,176,708	1,109,675	1,073,677	963,681
Federal Home Loan Bank & Atlantic Community Bancshares stock	12,289	1,063	1,062	1,063
Premises and equipment, net	22,429	21,692	21,631	19,271
Accrued interest receivable	10,271	9,172	9,471	11,526
Intangible assets, net	6,074	4,672	4,929	5,541
Deferred tax asset, net	28,870	32,462	36,207	35,874
Investment in unconsolidated entity	162,275	177,211	178,520	187,186
Assets held for sale from discontinued operations	487,373	536,548	583,909	651,158
Other assets	60,203	50,802	47,629	43,804
Total assets	$4,401,775	$4,379,719	$4,765,823	$4,657,607

Liabilities:
Deposits
Demand and interest checking	$3,569,669	$3,610,003	$3,602,376	$3,993,393
Savings and money market	389,851	388,953	383,832	321,264
Time deposits	101,160	-	428,549	1,400
Total deposits	4,060,680	3,998,956	4,414,757	4,316,057

Securities sold under agreements to repurchase	318	671	925	2,357
Subordinated debenture	13,401	13,401	13,401	13,401
Other liabilities	37,093	51,102	16,739	10,038
Total liabilities	$4,111,492	$4,064,130	$4,445,822	$4,341,853

Shareholders' equity:
Common stock - authorized, 75,000,000 shares of $1.00 par value; 37,945,323 and 37,858,237 shares issued at June 30, 2016 and 2015, respectively	37,945	37,945	37,861	37,858
Treasury stock (100,000 shares)	(866)	(866)	(866)	(866)
Additional paid-in capital	301,680	301,018	300,549	298,978
Accumulated deficit	(57,720)	(26,361)	(15,449)	(27,854)
Accumulated other comprehensive income (loss)	9,244	3,853	(2,094)	7,638
Total shareholders' equity	290,283	315,589	320,001	315,754

Total liabilities and shareholders' equity	$4,401,775	$4,379,719	$4,765,823	$4,657,607

Average balance sheet and net interest income	Three months ended June 30, 2016			Three months ended June 30, 2015
	(dollars in thousands)
	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$1,458,980	$15,080	4.13%	$1,240,932	$11,258	3.63%
Leases - bank qualified*	20,603	435	8.45%	24,023	424	7.06%
Investment securities-taxable	1,317,902	7,900	2.40%	982,332	4,906	2.00%
Investment securities-nontaxable*	55,271	270	1.95%	523,843	4,674	3.57%
Interest earning deposits at Federal Reserve Bank	348,150	378	0.43%	950,019	557	0.23%
Federal funds sold and securities purchased under agreement to resell	35,297	128	1.45%	44,280	158	1.43%
Net interest earning assets	3,236,203	24,191	2.99%	3,765,429	21,977	2.33%

Allowance for loan and lease losses	(4,313)			(4,234)
Assets held for sale from discontinued operations	537,252	5,327	3.97%	679,581	7,397	4.35%
Other assets	326,407			302,973
	$4,095,549			$4,743,749

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,264,909	$2,397	0.29%	$4,080,804	$2,835	0.28%
Savings and money market	390,889	379	0.39%	313,142	374	0.48%
Time	27,842	39	0.56%	1,400	6	1.71%
Total deposits	3,683,640	2,815	0.31%	4,395,346	3,215	0.29%

Short-term borrowings	71,440	110	0.62%	-	-	0.00%
Repurchase agreements	1,210	1	0.33%	5,167	4	0.31%
Subordinated debt	13,401	128	3.82%	13,401	116	3.46%
Total deposits and interest bearing liabilities	3,769,691	3,054	0.32%	4,413,914	3,335	0.30%

Other liabilities	22,922			10,933
Total liabilities	3,792,613			4,424,847

Shareholders' equity	302,936			318,902
	$4,095,549			$4,743,749
Net interest income on tax equivalent basis*		$26,464			$26,039

Tax equivalent adjustment		247			1,784

Net interest income		$26,217			$24,255
Net interest margin *			2.73%			2.23%

* Full taxable equivalent basis, using a 35% statutory tax rate.
** Includes loans held for sale.

Average balance sheet and net interest income	Six months ended June 30, 2016			Six months ended June 30, 2015
	(dollars in thousands)
	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$1,471,327	$30,636	4.16%	$1,227,728	$21,765	3.55%
Leases - bank qualified*	20,422	916	8.97%	20,807	716	6.88%
Investment securities-taxable	1,233,639	14,432	2.34%	1,005,397	10,066	2.00%
Investment securities-nontaxable*	65,558	765	2.33%	528,060	9,680	3.67%
Interest earning deposits at Federal Reserve Bank	573,595	1,280	0.45%	1,023,112	1,179	0.23%
Federal funds sold and securities purchased under agreement to resell	21,360	155	1.45%	45,259	322	1.42%
Net interest-earning assets	3,385,901	48,184	2.85%	3,850,363	43,728	2.27%

Allowance for loan and lease losses	(4,356)			(3,938)
Assets held for sale	562,860	11,146	3.96%	718,630	15,931	4.43%
Other assets	312,405			288,981
	$4,256,810			$4,854,036

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,373,084	$4,839	0.29%	$4,185,239	$5,442	0.26%
Savings and money market	389,270	604	0.31%	315,943	860	0.54%
Time	117,117	343	0.59%	1,400	12	1.71%
Total deposits	3,879,471	5,786	0.30%	4,502,582	6,314	0.28%

Short-term borrowings	35,720	110	0.62%	-	-	0.00%
Repurchase agreements	1,033	1	0.19%	9,135	13	0.28%
Subordinated debt	13,401	252	3.76%	13,401	211	3.15%
Total deposits and interest bearing liabilities	3,929,625	6,149	0.31%	4,525,118	6,538	0.29%

Other liabilities	22,043			9,976
Total liabilities	3,951,668			4,535,094

Shareholders' equity	305,142			318,942
	$4,256,810			$4,854,036
Net interest income on tax equivalent basis*		53,181			53,121

Tax equivalent adjustment		589			3,638

Net interest income		$52,592			$49,483
Net interest margin *			2.56%			2.23%

* Full taxable equivalent basis, using a 35% statutory tax rate.
** Includes loans held for sale.

Allowance for loan and lease losses:	Six months ended		Year ended
	June 30,	June 30,	December 31,
	2016	2015	2015
	(dollars in thousands)

Balance in the allowance for loan and lease losses at beginning of period (1)	$4,400	$3,638	$3,638

Loans charged-off:
SBA non real estate	-	65	111
Direct lease financing	50	9	30
Other consumer loans	28	393	1,220
Total	78	467	1,361

Recoveries:
SBA non real estate	1	-	-
Direct lease financing	10	-	-
Other consumer loans	5	6	23
Total	16	6	23
Net charge-offs	62	461	1,338
Provision charged to operations	1,060	1,175	2,100

Balance in allowance for loan and lease losses at end of period	$5,398	$4,352	$4,400
Net charge-offs/average loans	0.00%	0.04%	0.11%
Net charge-offs/average loans (annualized)	0.01%	0.07%	0.11%
Net charge-offs/average assets	0.00%	0.01%	0.03%
(1) Excludes activity from assets held for sale

Loan portfolio:	June 30,	March 31,	December 31,	June 30,
	2016	2016	2015	2015
	(dollars in thousands)

SBA non real estate	$71,596	$71,220	$68,887	$63,390
SBA commercial mortgage	116,617	120,415	114,029	85,234
SBA construction	3,751	9,736	6,977	16,977
Total SBA loans	191,964	201,371	189,893	165,601
Direct lease financing	315,639	240,670	231,514	222,169
SBLOC	607,017	592,656	575,948	512,269
Other specialty lending	40,543	48,153	48,315	32,118
Other consumer loans	20,005	21,782	23,180	27,044
	1,175,168	1,104,632	1,068,850	959,201
Unamortized loan fees and costs	6,938	9,421	9,227	8,832
Total loans, net of deferred loan fees and costs	$1,182,106	$1,114,053	$1,078,077	$968,033

Small business lending portfolio:	June 30,	March 31,	December 31,	June 30,
	2016	2016	2015	2015
	(dollars in thousands)

SBA loans, including deferred fees and costs	197,544	209,605	197,966	173,357
SBA loans included in HFS	136,660	124,763	109,174	65,885
Total SBA loans	$334,204	$334,368	$307,140	$239,242

Capital Ratios	Tier 1 capital	Tier 1 capital	Total capital	Common equity
	to average	to risk-weighted	to risk-weighted	tier 1 to risk
	assets ratio	assets ratio	assets ratio	weighted assets
As of June 30, 2016
The Bancorp, Inc.	6.78%	12.72%	12.97%	12.72%
The Bancorp Bank	6.35%	11.87%	12.12%	11.87%
"Well capitalized" institution (under FDIC regulations)	5.00%	8.00%	10.00%	6.50%

As of December 31, 2015
The Bancorp, Inc.	7.17%	14.67%	14.88%	14.67%
The Bancorp Bank	6.90%	13.98%	14.18%	13.98%
"Well capitalized" institution (under FDIC regulations)	5.00%	8.00%	10.00%	6.50%

	Three months ended		Six months ended
	June 30,		June 30,
	2016	2015	2016	2015
Selected operating ratios:
Return on average assets (annualized)	nm	0.01%	nm	0.02%
Return on average equity (annualized)	nm	0.22%	nm	nm
Net interest margin	2.73%	2.23%	2.56%	2.23%
Book value per share	$7.67	$8.36	$7.67	$8.36

	June 30, 2016	March 31, 2016	December 31, 2015	June 30, 2015
Asset quality ratios:
Nonperforming loans to total loans (2)	0.53%	0.24%	0.22%	0.34%
Nonperforming assets to total assets (2)	0.14%	0.06%	0.05%	0.07%
Allowance for loan and lease losses to total loans	0.46%	0.39%	0.41%	0.45%

Nonaccrual loans	$3,147	$1,908	$1,927	$2,666
Other real estate owned	-	-	-	-
Total nonperforming assets	$3,147	$1,908	$1,927	$2,666

Loans 90 days past due still accruing interest	$3,172	$787	$403	$620

(2) Nonperforming loan and asset ratios include nonaccrual loans and loans 90 days past due still accruing interest.

	Three months ended
	June 30, 2016	March 31, 2016	December 31, 2015	June 30, 2015
	(in thousands)
Gross dollar volume (GDV) (1):
Prepaid card GDV	$11,442,294	$13,512,319	$9,839,782	$10,006,333

(1) Gross dollar volume represents the total dollar amount spent on prepaid and debit cards issued by The Bancorp.